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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 Or 15(D) of The
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 4, 2005

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                    001-13711         13-3429953
  (State or other jurisdiction of      (Commission        (IRS Employer
  incorporation or organization)       File Number)    Identification No.)

 4211 W. Boy Scout Boulevard, Tampa, Florida                 33607
   (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

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ITEM 1.01    MATERIAL DEFINITIVE AGREEMENT

On February 4, 2005, a Variable Funding Loan Agreement was completed among Three Pillars Funding LLC, the Lender, Mid-State Trust XIV ("Trust XIV"), the Borrower, Wachovia Bank, National Association, the Custodian/Collateral Agent, and SunTrust Capital Market, Inc., as Agent and Administrative Trustee and SunTrust Bank, as Bank Investor (the "Trust XIV Variable Funding Loan Facility" or "Facility"). The Facility is a $200.0 million warehouse facility renewable on February 3, 2006. The Trust XIV Variable Funding Loan Facility provides temporary financing to Mid-State Homes, Inc. ("Mid-State") for its current purchases of instalment notes from Jim Walter Homes, Inc., and its affiliated builders, and purchases of loans from Walter Mortgage Company. A copy of the Trust XIV Variable Funding Loan Agreement is filed herewith as Exhibit 99.1 and hereby incorporated by reference.

Trust XIV is a Delaware Statutory Trust whose assets are limited to pledged instalment notes, mortgage notes and mortgages purchased from Mid-State. Walter Industries, Inc. is not a party to the Facility, but the Facility provides liquidity to Walter Industries, Inc. and its affiliates. SunTrust Bank is the Syndication Agent for the Company's senior secured revolving credit facility. Wachovia Bank, National Association is the Company's 401K plan administrator and a lender in the Company's senior secured revolving credit facility. Both SunTrust Bank and Wachovia Bank, National Association provide other services to Walter Industries, Inc. and its affiliates.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WALTER INDUSTRIES, INC.

                                      By:    /s/ Victor P. Patrick
                                             -----------------------------------
                                      Title: Victor P. Patrick
                                             Sr. Vice President, General Counsel
                                             and Secretary

Date:  February 8, 2005

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Exhibit     99.1 Trust XIV Variable Funding Loan Agreement, dated as of February
            4, 2005, among Three Pillars Funding, LLC, Mid-State Trust XIV, Wachovia Bank, NA, SunTrust Capital Market, Inc. and SunTrust Bank.